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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 31, 2001


                             EOS INTERNATIONAL, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                  0-15586                52-1373960
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(STATE OR OTHER JURISDICTION   (COMMISSION FILE          (IRS EMPLOYER
      OF INCORPORATION)             NUMBER)            IDENTIFICATION NO.)

888 SEVENTH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK           10106
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 887-6869
                                                   -----------------------------

DREAMLIFE, INC.
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5. Other Events

         Descriptions of events affecting the Registrant are set forth in the Registrant's press releases dated December 31, 2001 and January 2, 2002 attached hereto as Exhibit Numbers 99.1 and 99.2 respectively, which are incorporated by reference herein in their entirety

Item 7. Exhibits.

(c)      Exhibits

EX. NO.                    DESCRIPTION

99.1                       Press Release Issued December 31, 2001

99.2                       Press Release Issued January 2, 2002
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EOS INTERNATIONAL, INC.


Dated: JANUARY 3, 2002                    By:  /s/ JACK HOOD
                                               ---------------------------------
                                          Jack Hood
                                          Chief Financial Officer and Treasurer
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                                  EXHIBIT INDEX


EXHIBIT NO.                            DESCRIPTION

99.1                       Press Release Issued December 31, 2001

99.2                       Press Release Issued January 2, 2002